Neuberger Berman Income Funds®
Neuberger Berman Core Bond Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Strategic Income Fund

Supplement to the Summary Prospectuses, Prospectuses, and the Statement of Additional Information, each dated February 28, 2025, as each may be amended and supplemented

1)	The following changes apply to the Summary Prospectuses, Prospectuses and Statement of Additional Information of Neuberger Berman High Income Bond Fund (the “Fund”):

Joseph Lind, co-portfolio manager to the Fund, will expand his role and become Co-Head of Special Situations effective December 31, 2025.  As such, he will cease his portfolio management responsibilities to the Fund on or about December 31, 2026.

Steve Ruh, CFA, joined the firm in 2007 and is a member of the portfolio management team for the firm’s non-investment grade credit strategies and will become a co-portfolio manager to the Fund alongside Mr. Lind and Christopher Kocinski on December 31, 2025. To ensure a smooth transition, Mr. Lind will work with Mr. Ruh throughout, and as needed, after the transition.

As such, effective December 31, 2025, the “Portfolio Managers” section of the Summary Prospectuses and Prospectuses for the Fund is deleted in its entirety and replaced with the following:

Portfolio Managers

The Fund is managed by Joseph Lind (Managing Director and Co-Head of U.S. High Yield of the Manager), Christopher Kocinski (Managing Director and Co-Head of U.S. High Yield of the Manager), and Steve Ruh (Managing Director of the Manager). Mr. Lind has co-managed the Fund since July 2018, Mr. Kocinski has co-managed the Fund since May 2019, and Mr. Ruh has managed the Fund since December 2025.

In addition, effective December 31, 2025, the “Management of the Funds – Portfolio Managers – Neuberger Berman High Income Bond Fund” section of the Prospectuses for the Fund is deleted in its entirety and replaced with the following:

Neuberger Berman High Income Bond Fund

Joseph Lind, CFA, is a Managing Director of the Manager. He has co-managed the Fund since July 2018 and is Co-Head of U.S. High Yield. Prior to joining the firm in 2018, he served as a high yield strategy portfolio manager at another asset manager from 2012 to 2018.

Christopher Kocinski, CFA, is a Managing Director of the Manager. Mr. Kocinski joined the firm in 2006 and is Co-Head of U.S. High Yield. Before being named co-portfolio manager to the Fund in 2019, Mr. Kocinski was co-director of non-investment grade credit research and a senior research analyst for the Manager.

Steve Ruh, CFA, is a Managing Director of the Manager. Mr. Ruh joined the firm in 2007 and is a member of the portfolio management team for the firm’s non-investment grade credit strategies. Mr. Ruh has co-managed the Fund since December 2025.

2)
The following changes apply to the Summary Prospectuses, Prospectuses and Statement of Additional Information of Neuberger Berman Core Bond Fund and Neuberger Berman Strategic Income Fund (the “Funds”):

Thanos Bardas, Co-Head of Global Investment Grade Fixed Income and co-portfolio manager of the Funds will retire from the firm on or about December 31, 2026.  Mr. Bardas will cease his portfolio management responsibilities at that time.

David M. Brown, who has been the Co-Head of Global Investment Grade Fixed Income since 2018, will assume the role of Head of Global Investment Grade Fixed Income effective December 31, 2026.

Mr. Brown, Nathan Kush, and Olumide Owolabi, who have been co-portfolio managers of the Neuberger Berman Core Bond Fund since 2008, 2017, and 2023, respectively, remain co-portfolio managers of the Neuberger Berman Core Bond Fund.

Ashok Bhatia, Mr. Brown, Robert Dishner, and Thomas Sobanski, who have been co-portfolio managers of the Neuberger Berman Strategic Income Fund since 2017, 2009, 2024, and 2024, respectively, remain co-portfolio managers of the Neuberger Berman Strategic Income Fund.

The date of this supplement is December 15, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com